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                                                       [REI -- EXHIBIT 10(p)(5)]

                      1994 HOUSTON INDUSTRIES INCORPORATED
                      LONG-TERM INCENTIVE COMPENSATION PLAN


                                 Third Amendment


         Houston Industries Incorporated, a Texas corporation (the "Company"), having established the 1994 Houston Industries Incorporated Long-Term Incentive Compensation Plan, effective January 1, 1994, and as thereafter amended (the "Plan"), and having reserved the right under Section 12.1 thereof to amend the Plan, does hereby amend the Plan, effective as of January 1, 1998, subject to the approval of the shareholders of the Company, as follows:

         1. The first two sentences of Section 3.2 of the Plan are hereby amended to read as follows:

            "The aggregate number of shares of Common Stock which may be issued under this Plan shall not exceed Eighteen Million (18,000,000) shares, subject to adjustment as hereinafter provided. All or any part of such Eighteen Million shares may be issued pursuant to Stock Awards."

         2. The last sentence of Section 3.2 of the Plan is hereby amended in its entirety to read as follows:

     "Notwithstanding anything herein to the contrary, no Key Employee may be granted, during any calendar year, (i) Options (including Stock Appreciation Rights) covering, in the aggregate, more than 500,000 shares of Common Stock authorized under the Plan or (ii) Restricted Stock Awards (including 'opportunity shares') covering, in the aggregate, more than 50,000 shares of Common Stock authorized under the Plan, in each case subject to adjustment in the same manner provided in Section 13.3."



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         IN WITNESS WHEREOF, Houston Industries Incorporated has caused this
Amendment to be executed by its duly authorized officers, this 13th day of May, 1998, but effective as of January 1, 1998.

                                             HOUSTON INDUSTRIES INCORPORATED



                                             By  /s/ R. STEVE LETBETTER
                                               ---------------------------------
ATTEST:

 /s/ RICHARD B. DAUPHIN
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